UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

          Date of Report (Date of earliest reported): December 29, 2005

                          American United Global, Inc.
               (Exact name of registrant as specified in charter)

           Delaware                    000-19404                  95-4359228
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)

                108 Village Square, # 327 Somers, New York 10589
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 425-869-7410

                                   Copies to:
                            Richard A. Friedman, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):


/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

Kraft Rt. Acquisition Agreement

On August 9, 2005, American United Global Inc. (the "Company") entered into a Share Purchase Agreement (the "Agreement") with Kraft Rt., an Hungarian corporation, and the shareholders of Kraft Rt. (the "Sellers"). Pursuant to the Agreement, the Company has agreed to acquire and, the Sellers have agreed to sell, 100% of the Seller's interest in Kraft Rt. In consideration for the Sellers' interest in Kraft Rt., the Company shall issue the Sellers 24,000,000 shares of common stock of the Company (the "Shares").

Prior to closing, all closing conditions including, but not limited to, the satisfaction of various material liabilities and on, or prior to, October 30, 2005 (the "Financing Deadline"), the Company shall have closed a financing in the minimum amount of $2,500,000. On December 29, 2005, the Company, Kraft Rt. and the Sellers entered into Amendment No. 1 to the Agreement pursuant to which the Financing Deadline was extended to January 30, 2005.

Short Term Loan

On September 28, 2005, the Company loaned $500,000 to Kraft Rt. The loan to Kraft Rt. is evidenced by a promissory note that was due on December 28, 2005 and has interest in the amount of 10% per annum. The loan is secured by shares of Kraft Rt. pledged by Zoltan Kiss, a director of Kraft Rt. The shares of Kraft Rt. pledged by Mr. Kiss represent 5% of the total outstanding of Kraft Rt. On December 29, 2005, the Company agreed to extend the maturity date of the promissory note to January 30, 2005.

Item 9.01   Financial Statements and Exhibits

Exhibit No.       Description
-----------       -----------

10.1              Amendment No. 1 to the Share Purchase Agreement dated December
                  29, 2005

10.2              Letter Agreement by and between the Company and Kraft Rt.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   American United Global, Inc.


                                   By: /s/ Robert Rubin
                                   ------------------------------
                                   Name:  Robert Rubin
                                   Title: Chief Executive Officer

Date: December 29, 2005
      Somers, New York


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